Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of the 25th day of January, 2008, by and between FINGERPRINT DETECTION TECHNOLOGIES, INC., a Florida corporation; CONSTELLATION BIOMETRICS CORPORATION, a Florida corporation; SEQUIAM EDUCATION, INC., a Florida corporation; SEQUIAM SPORTS, INC., a Delaware corporation; SEQUIAM SOFTWARE, INC., a California corporation (collectively, the “Merged Corporations”), and SEQUIAM BIOMETRICS, INC., a Florida corporation (the “Surviving Corporation” and collectively with the Merged Corporation, the “Corporations”), with the Merged Corporations merging with and into the Surviving Corporation, such that the separate existence of each of the Merged Corporations shall cease and the Surviving Corporation shall continue as the surviving corporation (the “Merger”).

R E C I T A L S:

WHEREAS, the Boards of Directors of the Corporations deem it advisable and in the best interests of the Corporations to merge the Corporations.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

MERGER

1.1           The Merger.  Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the Florida Business Corporation Act (“FBCA), the California Corporations Code (“CCC”), and the Delaware General Corporation Law (the “DGCL” and together with the FBCA and the CCC, “Applicable Law”), the Merged Corporations shall be merged with and into the Surviving Corporation.  Following the Merger, the Surviving Corporation shall continue as the surviving corporation and shall continue its existence under the laws of the State of Florida, and the separate corporate existence of the Merged Corporations under the laws of the States of Florida, California and Delaware, as applicable, shall cease.

1.2           Effective Date.  Articles of Merger (“Articles”) with respect to the Merger shall be executed, delivered and filed with the Secretary of State of the State of Florida in accordance with the provisions of the FBCA.  A certified copy of such Articles shall be filed with the Secretary of the State of California in accordance with the CCC.  A Certificate of Merger shall be filed with the Secretary of State of the State of Delaware.  The Merger shall be effective upon the filing of the Articles of Merger with the Florida Secretary of State (the “Effective Date”).

1.3           Effect of the Merger.  Upon the Effective Date, and without any further action on the part of the Surviving Corporation, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises of a public as well as of a private nature, of each of the Corporations, and be subject to all the restrictions, disabilities and duties of each of the Corporations so merged; and all of the rights, privileges, powers and franchises of each of the Corporations, and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter the property of the Surviving Corporation as they were of the Corporations; and the title to any real estate, vested by deed or otherwise, under the laws of the State of Florida or otherwise, in either of the Corporations, shall not revert or in any way be impaired by reason of the Merger; provided, that all debts, liabilities and duties of the Corporations, and all rights of creditors and all liens upon any property of either of the Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

1.4           Articles of Incorporation and Bylaws of Surviving Corporation.  From and after the Effective Date, the Articles of Incorporation of the Surviving Corporation (the “Articles”), and the bylaws of the Surviving Corporation in effect immediately prior to the Effective Date, shall be the Articles and bylaws, respectively, of the Surviving Corporation, unless and until altered, amended or repealed as provided in the Articles or such bylaws.

1.5           Directors and Officers of Surviving Corporation.  The directors and officers of the Surviving Corporation immediately prior to the Effective Date shall be the directors and officers, respectively, of the Surviving Corporation and will hold such office from the Effective Date until their respective successors are duly elected and qualified in the manner provided in the Articles and bylaws of the Surviving Corporation, or as otherwise provided by law.

ARTICLE II

CONVERSION AND EXCHANGE OF SECURITIES

2.1           Cancellation of Shares.  Upon the Effective Date, each then outstanding share of common stock of the Merged Corporations shall, by virtue of the Merger and without any action on the part of the holders thereof, be cancelled and cease to exist and no consideration shall be issued in respect thereof.

ARTICLE III

MISCELLANEOUS

3.1           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflicts of law rules thereof.

3.2           Headings.  The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

3.3           Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement, as applicable, if capable of substantial performance, shall remain in full force and effect.

3.4           Third Party Beneficiaries.  This Agreement is not intended to confer upon any other person or entity, other than the parties hereto, any rights or remedies.

3.5           Authorization.  The Boards of Directors and the proper officers of the Corporations are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to effectuate or consummate any of the provisions of this Agreement or of the Merger herein provided for.

3.6           Modification or Amendment. Subject to the applicable provisions of the FBCA, the parties hereto may modify or amend this Agreement by mutual written agreement executed and delivered by duly authorized officers or representatives of the respective parties.

3.7           Termination.  This Agreement may be terminated and abandoned by the mutual consent of the Boards of Directors of the Corporations at any time before the Effective Date.

3.8           Appraisal Rights.  If applicable, shareholders of the Merged Corporations, who, except for the applicability of section 607.1104 of the FBCA, would be entitled to vote and who dissent from the merger pursuant to section 607.1321 of the FBCA, may be entitled, if they comply with the provisions of the FBCA regarding appraisal rights of dissenting shareholders, to be paid the fair value of their shares.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Merger to be executed on its behalf and attested by its officers thereunto duly authorized, all as of the date first above written.

SEQUIAM SOFTWARE, INC.,
a California corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

SEQUIAM SPORTS, INC.,
a Delaware corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

CONSTELLATION BIOMETRICS CORPORATION, a Florida corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

FINGERPRINT DETECTION TECHNOLOGIES, INC., a Florida corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

SEQUIAM EDUCATION, INC.
a Florida corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________

SEQUIAM BIOMETRICS, INC.
a Florida corporation

By: ___________________________________
     Name: ______________________________
      Title: _______________________________